Joint Filer Information


NAME: GLG Emerging Markets Fund

ADDRESS:  c/o GLG Partners LP
          1 Curzon Street
          London W1J 5HB
          England

DESIGNATED FILER: GLG Partners LP
----------------

ISSUER AND TICKER SYMBOL: Bekem Metals, Inc. (BKMM)
------------------------

DATE OF EVENT REQUIRING STATEMENT: October 27, 2009
---------------------------------

SIGNATURE:

                  By: /s/ Victoria Parry
                      ---------------------------
                      Name:  Victoria Parry
                      Title:  Senior Legal Counsel of GLG Partners LP

                  By: /s/ Emmanuel Roman
                      ---------------------------
                      Name:  Emmanuel Roman
                      Title:  Managing Director

                             Joint Filer Information


NAME: GLG Partners Limited

ADDRESS:  c/o GLG Partners LP
          1 Curzon Street
          London W1J 5HB
          England

DESIGNATED FILER: GLG Partners LP
----------------

ISSUER AND TICKER SYMBOL: Bekem Metals, Inc. (BKMM)
------------------------

DATE OF EVENT REQUIRING STATEMENT: October 27, 2009
---------------------------------

SIGNATURE:

                  By: /s/ Victoria Parry
                      ---------------------------
                      Name:  Victoria Parry
                      Title:  Senior Legal Counsel of GLG Partners LP

                  By: /s/ Emmanuel Roman
                      ---------------------------
                      Name:  Emmanuel Roman
                      Title:  Managing Director

                             Joint Filer Information

NAME: GLG Partners Inc.

ADDRESS:  c/o GLG Partners LP
          1 Curzon Street
          London W1J 5HB
          England

DESIGNATED FILER: GLG Partners LP
----------------

ISSUER AND TICKER SYMBOL: Bekem Metals, Inc. (BKMM)
------------------------

DATE OF EVENT REQUIRING STATEMENT: October 27, 2009
---------------------------------

SIGNATURE:


     By: /s/ Alejandro R. San Miguel
         ------------------------------
         Name: Alejandro R. San Miguel
         Title: General Counsel and Corporate Secretary